Exhibit 99.1

Mead Johnson Nutrition Company
Table of Contents
Financial Information (unaudited)

1. Overview of Accounting Change

2. Previously Reported and Recast Summary Consolidated Statements of Earnings for the Years ended December 31, 2013 and 2012

3. Previously Reported and Recast Summary Consolidated Balance Sheets as at December 31, 2013 and 2012

4. Reconciliations of Previously Reported GAAP to Recast GAAP Measures
(a) Consolidated Earnings Metrics on an Annual and Quarterly Basis
(b) Segment Information on an Annual and Quarterly Basis

5. Reconciliations of Recast Measures (Non-GAAP to GAAP)

6. Reconciliations of Previously Reported Non-GAAP to Recast Non-GAAP Measures
(a) Consolidated Earnings Metrics on an Annual and Quarterly Basis

Overview of Accounting Change

During the first quarter of 2014, Mead Johnson Nutrition Company ("Mead Johnson") changed its accounting principles for the recognition of actuarial gains and losses for all of its defined benefit pension and other post-employment benefit plans and the calculation of expected return on pension plan assets.  Historically, Mead Johnson recognized actuarial gains and losses as a component of accumulated other comprehensive loss in its Consolidated Balance Sheets and amortized them into the Consolidated Statements of Earnings over the average future service period of the active employees of these plans to the extent such gains and losses were outside of a corridor.  Starting in the first quarter of 2014, Mead Johnson elected to immediately recognize actuarial gains and losses in its Consolidated Statements of Earnings. While both the old and the new accounting principles are in accordance with GAAP, the new accounting principles are preferable as they accelerate the recognition of actuarial gains and losses into earnings rather than to delay them over time.  Additionally, for purposes of calculating the expected return on pension plan assets, Mead Johnson previously used a calculated value for the market-related valuation of pension plan assets. With this change in accounting principle, Mead Johnson now uses the actual fair value of pension plan assets. These changes will improve transparency in operating results by immediately recognizing the effects of external conditions on plan obligations, investments and assumptions.
Immediately before the company's IPO in February 2009, the U.S. defined benefit pension plan was closed to new participants and existing participants stopped earning credit for additional years of service, but continued to receive credit for salary increases. As of the five year anniversary of this change, participants no longer earned credit for future salary increases and the plan became fully frozen. The timing of these accounting changes coincides with the plan becoming fully frozen. These accounting changes have been applied to all of the company's defined benefit pension and other post-employment benefit plans.
Under these new accounting principles, actuarial gains and losses from these plans are recognized upon plan remeasurement in the fourth quarter of each year, or more frequently if a remeasurement occurs. The remaining components of net periodic benefit cost, primarily interest on projected benefit obligation and the expected return on pension plan assets, continue to be recorded on a quarterly basis. Actuarial gains and losses are recognized within Corporate and Other and the remaining components of net periodic benefit costs are recognized in the respective reportable segments.

MEAD JOHNSON NUTRITION COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION
PREVIOUSLY REPORTED AND RECAST SUMMARY CONSOLIDATED STATEMENTS OF EARNINGS
(Dollars in millions)
(UNAUDITED)

This table presents previously reported GAAP Statements of Earnings, the impact of changes in accounting principles related to defined benefit pension and other post-employment benefit plans adopted in the first quarter of 2014 and Statements of Earnings recast to show the impact of these changes.

	GAAP
	Year Ended December 31, 2013			Year Ended December 31, 2012
	As previously reported	Impact of Change	Recast	As previously reported	Impact of Change	Recast
NET SALES	$4,200.7	$—	$4,200.7	$3,901.3	$—	$3,901.3
Cost of Products Sold	1,532.8	(4.3)	1,528.5	1,485.3	18.5	1,503.8
GROSS PROFIT (1)	2,667.9	4.3	2,672.2	2,416.0	(18.5)	2,397.5
Gross Margin %	63.5%	0.1%	63.6%	61.9%	(0.4)%	61.5%
Expenses:
Selling, General and Administrative	918.0	(14.5)	903.5	877.8	26.7	904.5
Advertising and Promotion	645.1	—	645.1	552.8	—	552.8
Research and Development	102.4	(2.2)	100.2	95.4	4.7	100.1
Other Expenses – net	77.8	(29.3)	48.5	20.0	(15.2)	4.8
EARNINGS BEFORE INTEREST AND INCOME TAXES	924.6	50.3	974.9	870.0	(34.7)	835.3
EBIT as a % of Sales	22.0%	1.2%	23.2%	22.3%	(0.9)%	21.4%

Interest Expense – net	50.6	—	50.6	65.0	—	65.0
EARNINGS BEFORE INCOME TAXES	874.0	50.3	924.3	805.0	(34.7)	770.3

Provision for Income Taxes	219.1	16.0	235.1	192.6	(10.6)	182.0
ETR	25.1%		25.4%	23.9%		23.6%
NET EARNINGS	654.9	34.3	689.2	612.4	(24.1)	588.3
Less Net Earnings/(Loss) Attributable to Noncontrolling Interests	5.4	—	5.4	7.9	—	7.9
NET EARNINGS ATTRIBUTABLE TO SHAREHOLDERS	$649.5	$34.3	$683.8	$604.5	$(24.1)	$580.4

Earnings per Share– Basic	$3.20	$0.17	$3.37	$2.96	$(0.12)	$2.84

Earnings per Share– Diluted	$3.19	$0.17	$3.36	$2.95	$(0.12)	$2.83
(1) Under mark-to-market ("MTM") pension accounting methodology a portion of the MTM true-up will be allocated to Cost of Sales based upon the proportion of the company's employees covered by the plan whose salary and benefits are recognized within Cost of Sales. Going forward, Mead Johnson will disclose the impact to Cost of Sales and a non-GAAP gross profit figure, which will exclude the MTM impact to better represent underlying operations.

MEAD JOHNSON NUTRITION COMPANY
SUPPLEMENTAL FINANCIAL INFORMATION
PREVIOUSLY REPORTED AND RECAST SUMMARY BALANCE SHEETS
(Dollars in millions)
(UNAUDITED)

The adoption of MTM accounting impacts the company's historical balance sheets. While the company's pension asset and liability remain unchanged, equity positions have been impacted as follows:

•
Additional-Paid-In-Capital balance was recast to recognize the historical impact of pension and other post-employment benefits to the company's equity position at the time of the IPO. Previously this impact had been recognized within accumulated other comprehensive income as the initial recognition of deferred losses at the time of the IPO.

•	The cumulative impact of MTM accounting resulted in a $38.1 million and $72.4 million decrease to retained earnings as of December 31, 2013 and December 31, 2012, respectively.

•	A summary balance sheet, highlighting the sections impacted by the recast are as follows:

This table solely highlights the balance sheet sections impacted by the change.	GAAP
	December 31,			December 31,
	2013	Change	2013 Recast	2012	Change	2012 Recast

ASSETS TOTAL	$3,474.1	$—	$3,474.1	$3,258.2	$—	$3,258.2

LIABILITIES TOTAL	$3,123.9	$—	$3,123.9	$3,192.9	$—	$3,192.9

REDEEMABLE NONCONTROLLING INTEREST	$49.7	$—	$49.7	$36.3	$—	$36.3

EQUITY
Shareholders’ Equity
Common Stock	$2.1	$—	$2.1	$2.1	$—	$2.1
Additional Paid-in/(Distributed) Capital	(625.3)	(96.2)	(721.5)	(676.6)	(96.2)	(772.8)
Retained Earnings	1,470.4	(38.1)	1,432.3	1,124.8	(72.4)	1,052.4
Treasury Stock – at cost	(351.9)	—	(351.9)	(244.6)	—	(244.6)
Accumulated Other Comprehensive Loss	(203.5)	134.3	(69.2)	(187.0)	168.6	(18.4)
Total Shareholders’ Equity	291.8	—	291.8	18.7	—	18.7
Noncontrolling Interests	8.7	—	8.7	10.3	—	10.3
EQUITY TOTAL	300.5	—	300.5	29.0	—	29.0
LIABILITIES AND EQUITY TOTAL	$3,474.1	$—	$3,474.1	$3,258.2	$—	$3,258.2

MEAD JOHNSON NUTRITION COMPANY
CONSOLIDATED EARNINGS METRICS ON AN ANNUAL AND QUARTERLY BASIS
PREVIOUSLY REPORTED AND RECAST GAAP MEASURES
(Dollars in millions, except per share data)
(UNAUDITED)

This table presents previously reported GAAP earnings metrics as well as these metrics recast to reflect the impact of changes in accounting principles related to defined benefit pension and other post-employment benefit plans adopted in the first quarter of 2014.

	GAAP

	2009	2010	2011	2012					2013
	FY	FY	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Gross Profit
Previously reported GAAP	$1,851.8	$1,992.0	$2,314.7	$613.1	$640.0	$563.8	$599.1	$2,416.0	$647.0	$670.9	$681.3	$668.7	$2,667.9
Recast GAAP results	1,841.1	1,995.2	2,286.0	613.8	635.6	565.6	582.5	2,397.5	652.9	673.3	684.5	661.5	2,672.2
Gross Margin
Previously reported GAAP	65.5%	63.4%	63.0%	62.1%	63.2%	61.2%	61.1%	61.9%	62.3%	63.6%	65.1%	63.0%	63.5%
Recast GAAP results	65.1%	63.5%	62.2%	62.2%	62.8%	61.4%	59.4%	61.5%	62.9%	63.8%	65.4%	62.4%	63.6%
EBIT
Previously reported GAAP	$679.6	$682.9	$774.1	$248.8	$248.3	$183.2	$189.7	$870.0	$249.1	$231.6	$238.7	$205.2	$924.6
Previously reported settlement charges	10.6	10.6	9.7	—	9.0	4.1	2.1	15.2	6.9	8.3	2.5	11.6	29.3
(Inc)/Dec in periodic costs	(1.7)	2.5	5.9	2.1	2.4	2.3	2.2	9.0	2.3	2.2	2.2	2.3	9.0
MTM pension gain/(loss)	(26.7)	5.9	(91.5)	—	(14.8)	3.1	(47.2)	(58.9)	15.2	4.7	7.3	(15.2)	12.0
Recast GAAP results	661.8	701.9	698.2	250.9	244.9	192.7	146.8	835.3	273.5	246.8	250.7	203.9	974.9

Net Earnings Attributable to Shareholders
Previously reported GAAP	$399.6	$452.7	$508.5	$164.2	$165.8	$140.3	$134.2	$604.5	$172.5	$162.2	$161.6	$153.2	$649.5
Recast GAAP results	388.7	467.1	456.7	167.0	163.6	146.3	103.5	580.4	188.0	172.0	171.3	152.5	683.8

ETR
Previously reported GAAP	30.1%	27.8%	28.1%	27.5%	25.9%	16.3%	23.8%	23.9%	25.7%	25.3%	29.4%	18.9%	25.1%
Recast GAAP results	29.8%	27.7%	27.7%	27.0%	25.7%	17.4%	22.3%	23.6%	26.7%	26.0%	28.8%	18.8%	25.4%

Earnings per Diluted Share
Previously reported GAAP	$1.99	$2.20	$2.47	$0.80	$0.81	$0.69	$0.66	$2.95	$0.85	$0.80	$0.79	$0.75	$3.19
Recast GAAP results	1.93	2.27	2.22	0.81	0.80	0.71	0.51	2.83	0.92	0.84	0.84	0.75	3.36

MEAD JOHNSON NUTRITION COMPANY
SEGMENT INFORMATION ON AN ANNUAL AND QUARTERLY BASIS
PREVIOUSLY REPORTED AND RECAST MEASURES
(Dollars in millions, except per share data)
(UNAUDITED)

This table presents previously reported GAAP Earnings Before Interest and Income Taxes (EBIT) and EBIT as a percentage of Net Sales for the years ended December 31, 2013, 2012 and 2011 and the quarterly periods in 2013 and 2012 as well as these metrics recast to reflect the impact of changes in Mead Johnson's accounting principles related to defined benefit pension and other post-employment benefit plans adopted in the first quarter of 2014.

		Earnings Before Interest and Income Taxes (1) (millions of $)
	2011	2012					2013
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Previously Reported EBIT:

Asia	$672.5	$242.2	$202.7	$146.3	$134.1	$725.3	$221.4	$192.0	$199.5	$182.9	$795.8
Latin America	139.1	38.7	37.2	46.8	53.3	176.0	47.0	47.6	62.5	50.1	207.2
North America / Europe	308.4	31.8	72.2	53.2	88.9	246.1	51.3	73.4	63.0	60.8	248.5
Corporate and Other	(345.9)	(63.9)	(63.8)	(63.1)	(86.6)	(277.4)	(70.6)	(81.4)	(86.3)	(88.6)	(326.9)
Total EBIT	774.1	248.8	248.3	183.2	189.7	870.0	249.1	231.6	238.7	205.2	924.6

Recast EBIT:

Asia	$672.5	$242.1	$202.9	$146.3	$134.1	$725.4	$221.6	$192.0	$199.6	$183.0	$796.2
Latin America	139.2	39.0	37.5	47.2	53.5	177.2	47.0	47.6	62.5	50.1	207.2
North America / Europe	312.7	33.2	73.6	54.7	90.4	251.9	52.9	75.0	64.7	62.4	255.0
Corporate and Other	(426.2)	(63.4)	(69.1)	(55.5)	(131.2)	(319.2)	(48.0)	(67.8)	(76.1)	(91.6)	(283.5)
Total EBIT	698.2	250.9	244.9	192.7	146.8	835.3	273.5	246.8	250.7	203.9	974.9

		Earnings Before Interest and Income Taxes as a Percentage of Net Sales (1)
	2011	2012					2013
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Previously Reported EBIT:

Asia	36.8%	44.2%	39.5%	32.7%	29.3%	36.9%	39.9%	35.9%	36.5%	33.6%	36.5%
Latin America	22.5%	24.4%	19.8%	23.5%	25.9%	23.4%	23.4%	21.3%	28.2%	23.2%	24.1%
North America / Europe	25.1%	11.4%	23.3%	19.4%	28.0%	20.8%	18.2%	24.6%	22.6%	20.2%	21.4%
Corporate and Other	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Total EBIT	21.1%	25.2%	24.5%	19.9%	19.3%	22.3%	24.0%	21.9%	22.8%	19.3%	22.0%

Recast EBIT:

Asia	36.8%	44.2%	39.5%	32.7%	29.3%	36.9%	40.0%	35.9%	36.5%	33.6%	36.5%
Latin America	22.5%	24.6%	19.9%	23.7%	26.0%	23.5%	23.4%	21.3%	28.2%	23.2%	24.1%
North America / Europe	25.4%	11.9%	23.7%	19.9%	28.5%	21.3%	18.7%	25.2%	23.2%	20.8%	22.0%
Corporate and Other	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Total EBIT	19.0%	25.4%	24.2%	20.9%	15.0%	21.4%	26.4%	23.4%	23.9%	19.2%	23.2%
(1) Specified Items are recognized within Corporate and Other. Therefore, GAAP and non-GAAP EBIT are the same for the Asia, Latin America and North America/Europe segments.

Non-GAAP Financial Measures
This filing contains non-GAAP financial measures, including non-GAAP gross profit, EBIT, earnings and earnings per share information. Specified Items, are items included in GAAP measures, but excluded for the purpose of determining non-GAAP gross profit, EBIT, earnings and earnings per share. Non-GAAP gross profit and EBIT, earnings and earnings per share information adjusted for these items are an indication of the company's underlying operating results and intended to enhance an investor's overall understanding of the company's financial performance. In addition, this information is among the primary indicators the company uses as a basis for evaluating company performance, setting incentive compensation targets, and planning and forecasting of future periods. This information is not intended to be considered in isolation or as a substitute for financial measures prepared in accordance with GAAP. Tables that reconcile non-GAAP to GAAP disclosure for recast financial information are set forth below. Tables that reconcile the company's non-GAAP to GAAP disclosures prior to the accounting changes are set forth in the earnings press release or investor presentation for the relevant period.

MEAD JOHNSON NUTRITION COMPANY
RECONCILIATION OF RECAST NON-GAAP TO RECAST GAAP RESULTS
(Dollars in millions, except per share data)
(UNAUDITED)

	Non-GAAP to GAAP Reconciliation

	2009	2010	2011	2012					2013
	FY	FY	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Gross Profit
Recast GAAP Results	$1,841.1	$1,995.2	$2,286.0	$613.8	$635.6	$565.6	$582.5	$2,397.5	$652.9	$673.3	$684.5	$661.5	$2,672.2
MTM allocation to Cost of Sales	10.1	(2.2)	30.7	—	5.1	(1.1)	17.2	21.2	(5.2)	(1.6)	(2.5)	8.0	(1.3)
Recast Non-GAAP Results	1,851.2	1,993.0	2,316.7	613.8	640.7	564.5	599.7	2,418.7	647.7	671.7	682.0	669.5	2,670.9

Earnings Before Interest and Income Taxes
Recast GAAP Results	$661.8	$701.9	$698.2	$250.9	$244.9	$192.7	$146.8	$835.3	$273.5	$246.8	$250.7	$203.9	$974.9
Previously Reported Specified Items (1)	81.1	71.4	93.9	4.2	7.3	7.7	18.1	37.3	1.6	8.0	27.2	8.4	45.2
Mark-to-market pension accounting (1)	26.7	(5.9)	91.5	—	14.8	(3.1)	47.2	58.9	(15.2)	(4.7)	(7.3)	15.2	(12.0)
Recast Non-GAAP Results	769.6	767.4	883.6	255.1	267.0	197.3	212.1	931.5	259.9	250.1	270.6	227.5	1,008.1

Net Earnings Attributable to Shareholders
Recast GAAP Results	$388.7	$467.1	$456.7	$167.0	$163.6	$146.3	$103.5	$580.4	$188.0	$172.0	$171.3	$152.5	$683.8
Previously Reported Specified Items (1)	81.1	71.4	93.9	4.2	7.3	7.7	18.1	37.3	1.6	8.0	27.2	8.4	45.2
Mark-to-market pension accounting (1)	26.7	(5.9)	91.5	—	14.8	(3.1)	47.2	58.9	(15.2)	(4.7)	(7.3)	15.2	(12.0)
Tax impact of Specified Items and Specified Items attributable to Noncontrolling Interests (1)	(33.8)	(23.6)	(62.4)	(1.0)	(7.3)	(2.0)	(22.3)	(32.6)	5.5	2.6	(1.5)	(8.9)	(2.3)
Recast Non-GAAP results	462.7	509.0	579.7	170.2	178.4	148.9	146.5	644.0	179.9	177.9	189.7	167.2	714.7

Earnings per Diluted Share
Recast GAAP Results	$1.93	$2.27	$2.22	$0.81	$0.80	$0.71	$0.51	$2.83	$0.92	$0.84	$0.84	$0.75	$3.36
Recast Non-GAAP results	2.26	2.47	2.82	0.83	0.87	0.73	0.72	3.15	0.88	0.87	0.93	0.82	3.51
(1) All Specified Items are included in Corporate and Other.

MEAD JOHNSON NUTRITION COMPANY
CONSOLIDATED EARNINGS METRICS ON AN ANNUAL AND QUARTERLY BASIS
PREVIOUSLY REPORTED AND RECAST NON-GAAP MEASURES
(Dollars in millions, except per share data)
(UNAUDITED)

This table presents previously reported Non-GAAP earnings metrics as well as these metrics recast to reflect the impact of changes in accounting principles related to defined benefit pension and other post-employment benefit plans adopted in the first quarter of 2014.

	Non-GAAP (1)

	2009	2010	2011	2012					2013
	FY	FY	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Non-GAAP Gross Profit
Previously reported Results	$1,851.8	$1,992.0	$2,314.7	$613.1	$640.0	$563.8	$599.1	$2,416.0	$647.0	$670.9	$681.3	$668.7	$2,667.9
Recast Non-GAAP Gross Profit	1,851.2	1,993.0	2,316.7	613.8	640.7	564.5	599.7	2,418.7	647.7	671.7	682.0	669.5	2,670.9
Non-GAAP Earnings Before Interest and Income Taxes
Previously reported Non-GAAP Results	$760.7	$754.3	$868.0	$253.0	$255.6	$190.9	$207.8	$907.3	$250.7	$239.6	$265.9	$213.6	$969.8
Previously reported settlement charges	10.6	10.6	9.7	—	9.0	4.1	2.1	15.2	6.9	8.3	2.5	11.6	29.3
(Inc)/Dec in periodic costs	(1.7)	2.5	5.9	2.1	2.4	2.3	2.2	9.0	2.3	2.2	2.2	2.3	9.0
Recast Non-GAAP results	769.6	767.4	883.6	255.1	267.0	197.3	212.1	931.5	259.9	250.1	270.6	227.5	1,008.1

Non-GAAP Net Earnings Attributable to Shareholders
Previously reported Non-GAAP Results	$456.3	$498.2	$573.1	$167.4	$171.2	$144.8	$146.7	$630.1	$174.0	$171.0	$184.7	$157.9	$687.6
Recast Non-GAAP results	462.7	509.0	579.7	170.2	178.4	148.9	146.5	644.0	179.9	177.9	189.7	167.2	714.7

Non-GAAP Earnings per Diluted Share
Previously reported Non-GAAP Results	$2.23	$2.42	$2.79	$0.82	$0.83	$0.71	$0.72	$3.08	$0.85	$0.84	$0.91	$0.78	$3.38
Recast Non-GAAP results	2.26	2.47	2.82	0.83	0.87	0.73	0.72	3.15	0.88	0.87	0.93	0.82	3.51
(1) For a reconciliation of the company's Non-GAAP to GAAP measures refer to page 7.

MEAD JOHNSON NUTRITION COMPANY
CONSOLIDATED EARNINGS METRICS ON AN ANNUAL AND QUARTERLY BASIS
PREVIOUSLY REPORTED AND RECAST NON-GAAP MEASURES
(Dollars in millions, except per share data)
(UNAUDITED)

This table presents previously reported Non-GAAP earnings metrics as well as these metrics recast to reflect the impact of changes in accounting principles related to defined benefit pension and other post-employment benefit plans adopted in the first quarter of 2014.

	Non-GAAP (1)

	2009	2010	2011	2012					2013
	FY	FY	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Gross Margin
Previously reported Results	65.5%	63.4%	63.0%	62.1%	63.2%	61.2%	61.1%	61.9%	62.3%	63.6%	65.1%	63.0%	63.5%
Recast Non-GAAP results	65.5%	63.4%	63.0%	62.2%	63.3%	61.3%	61.1%	62.0%	62.4%	63.7%	65.2%	63.1%	63.6%
EBIT as a percentage of Net Sales
Previously reported Non-GAAP results	26.9%	24.0%	23.6%	25.6%	25.2%	20.7%	21.2%	23.3%	24.2%	22.7%	25.4%	20.1%	23.1%
Recast Non-GAAP results	27.2%	24.4%	24.0%	25.9%	26.4%	21.4%	21.6%	23.9%	25.0%	23.7%	25.9%	21.4%	24.0%
Non-GAAP ETR
Previously reported Non-GAAP Results	30.1%	28.6%	28.5%	27.5%	25.8%	17.4%	24.5%	24.3%	25.6%	24.1%	26.3%	20.0%	24.2%
Recast Non-GAAP results	30.1%	28.4%	29.0%	26.9%	26.3%	18.1%	26.3%	24.8%	26.0%	24.6%	25.7%	20.8%	24.4%
(1) For a reconciliation of the company's Non-GAAP to GAAP measures refer to page 7.